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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07677

Profit Funds Investment Trust
(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC 7500 Old Georgetown Road Bethesda, MD 20814
(Name and address of agent for service)

Registrant's telephone number, including area code:	(301) 650-0059

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND

PVALX

Semi-Annual Report

March 31, 2016
(Unaudited)

THE PROFIT FUND LETTER TO SHAREHOLDERS	May 9, 2016

Dear Profit Shareholder,

During the six months ended March 31, 2016, The Profit Fund (PVALX) had a total return of 2.35% while the S&P 500 Index (the “S&P 500”), the Fund’s primary benchmark, appreciated 8.49%. Below we review the highlights of the past six months (4Q15 and 1Q16).

4Q15 Market Review

After strong market returns in October, the U.S. stock markets bounced around throughout November, with early gains vanishing by mid-month. With the exception of the NASDAQ, all those gains were wiped out by the end of the year. For the year, the Dow was down a couple of percentage points and the S&P was essentially flat. The only bright spot in 2015 was the 5% gain in the NASDAQ. Overall, growth outperformed value in smaller companies. Although the U.S. markets in general treaded water, the outperformance of smaller companies suggests that investor risk appetite remains solid, though there may be concerns about the pricing of larger companies.

The most recent GDP statistics were revised up from 1.5% to 2.1% for the third quarter of 2015. This encouraging news was reinforced by a strong jobs report in which 211,000 jobs were added. In addition, the previous two months were revised higher, continuing the positive trend seen throughout the year. More importantly we’re finally starting to see some of that leak into wage gains, with average hourly earnings rising 2.4% year-over-year. Personal income also showed strong growth at 0.4 percent for October, up from 0.2 percent in September.

There were some concerns announced during the last quarter as well. Consumer confidence declined in November, and spending growth remained weak. Retail sales were up only 0.1%, while the more inclusive personal consumption numbers were also at 0.1%, indicating that the economic impact of the improved employment conditions has been limited. Other signs of slowing growth included the housing market, where housing starts, new home sales and existing home sales were all down compared to previous months. Most of the economic weakness appeared to be concentrated in the Industrials sector, with the ISM manufacturing survey dropping in November to its lowest level since 2009. A large portion of the drop was due to a continued decline in durable goods orders. At the same time, the services sector continued to do relatively well. Business confidence, from the ISM nonmanufacturing survey, stayed at high levels despite small declines.

The month of December brought the first increase in short term rates in nine and half years from the Federal Reserve (the “Fed”). In their statement, the Fed signaled that policy will still be accommodative, that future action will be data-dependent and that the pace of rate increase is likely to be gradual. For the most part, the market handled the news quite well. We think the measured approach from the Fed is justified given the recent global concerns that are becoming more apparent. It appears that Europe is still struggling economically, particularly in the peripheral countries, compounded by the political issues associated with the influx of Syrian refugees. The European Central Bank has continued its stimulus program and is widely expected to dial stimulus up at its next meeting. Japan also continues to grow slowly, despite its own central bank’s quantitative easing program designed to create inflation and reduce the value of the yen. In both Russia and China, the likelihood is for slower rather than faster growth ahead.

1Q16 Market Review

Successful investor, Warren Buffett, says that over the short term, the stock market is a voting machine, and over the long term, a weighing machine. Wisdom like this was never more evident than in the first quarter. The first month of 2016 brought an ominous start as the market was down roughly 6% and continued to decline in the first few weeks of February. On February 12, the low point year to date, things didn’t appear as ominous as the market would suggest and despite the arrival of daylight saving time they are probably not as bright as they seem today. Fortunately, the market rallied by the end of the quarter to about the levels that we began the year. The dramatic market swing experienced in the first quarter has reinforced that wisdom from Mr. Buffet.

A couple of distinct themes have played out in the first quarter. First, oil prices plunged more than 30%, fueling fears that global growth was weakening rapidly. While oil had been in a bear market since the summer of 2014, the velocity and magnitude of this year’s decline threatened the health of many emerging market economies as well as many energy companies’ balance sheets. The deteriorating price of energy company stocks and bonds bled into other sectors as investor expectations for global growth faded. Luckily, after falling precipitously, the price of oil has recovered to finish 1Q2016 near where it began the year. Hopefully this rebound will reduce the uncertainty around the deflationary impulse and the distress levels in the wider economy. Additionally, we also think that the worries over what our central bankers might possibly do with interest rates this year drove investor decisions at the beginning of the year. So far, Fed Chair Yellen has stuck to the position that the Fed will closely monitor the economic backdrop to make sure that their planned coordinated rake hikes make sense and are consistent with the economy.

At Profit Investments we have always subscribed to the theory that in the long run, security prices are set by fundamentals, interest rates, cash flows and growth rates. However, in the short run, narratives can sometimes form to explain price changes. Often, these narratives can be self-reinforcing and have way more influence on price in the short run than changes in actual fundamentals. The year is still relatively new, but it has certainly provided its share of excitement as two powerful short-term moves have offset each other, bringing the markets full circle in just 12 weeks.

Outlook

While the “easy” money has been made off the bottom, we believe there are still pockets of undervalued industries and style factors that present compelling opportunities for equity investors. Going forward we believe improving earnings will likely be necessary to drive broad equity indices higher from here, unless investors wish to rely on further multiple expansion beyond current above-average levels. So what lesson can we glean from the last several months? Long-term investors should maintain a disciplined philosophy and process, resisting the urge to rely on simple narratives, which naturally form to explain complex market movements. These occasional roundtrips in security prices and risk metrics provide investors with an opportunity to reassess their portfolio positioning, ensuring it matches their long-term risk and return objectives. Often times market movements like the one experienced in the first quarter of the year reinforce wisdom that we hold to be true. As always we appreciate your confidence in us and we will continue to look for those mispriced businesses where over the long term we will be rewarded by the weighing machine.

The Profit Fund (PVALX) Performance:

The Profit Fund underperformed the S&P 500 by 614bps during the six months ended March 31, 2016. Below are the key stocks that helped our performance and the stocks that detracted from our performance during that time period.

Gainers

General Electric (GE) was up 28% for the six months ended March 31, 2016. The stock’s acceleration was due to the Company’s continued portfolio repositioning. We think it will lead to sustainable improvement in industrial operating margins for two main reasons. First, ongoing “cost-outs”, such as relying more on shared services between divisions and consolidating their enterprise resource planning systems, should allow General Electric to keep SG&A (selling, general & administrative expense) costs as a percentage of industrial sales below its five-year average of 17%. Additionally, we believe increased focus on upselling customers with high-margin service contracts, particularly if predictive analytics services gain traction, should lead to margin expansion over time. In our opinion, the industrial segments best suited for these gains are power, water, aviation and transportation, which already have demonstrated adding customer value with enhanced service offerings.

Michael Kors (KORS) was up 35% for the six months ended March 31, 2016. The Company has exceeded expectations driven by better-than-expected same-store sales and operating margin. We believe the brand remains strong and the company continues to invest into new styles, marketing, and infrastructure. Given the global strength of the brand, the significant opportunities to continue growing in international markets and the undemanding valuation, we continue to expect upside potential in the stock.

Microsoft (MSFT) was up 26%for the six months ended March 31, 2016. The stock’s outperformance was due to investors finally realizing that the secular growth of cloud computing will benefit not only Amazon but Microsoft. Specifically, we think that the market is realizing the renaissance of growth/free cash flow on the horizon for Microsoft over the coming years and will likely lead to a rerating of the stock. While Microsoft’s commercial cloud has an annual run-rate trajectory of $8 billion-plus, we believe its best cloud days are ahead given positive checks from the field around solid uptake of key cloud products (e.g., Office 365, Azure) heading into year-end. We believe cloud could be a source of upside the next few quarters as Microsoft looks to continue to strike the right balance of growth and profitability around its cloud endeavors with solid momentum/developer support around its flagship Windows 10 platform.

Detractors

Western Digital (WDC) was down 40% for the six months ended March 31, 2016. During the quarter, the Company reported earnings that were slightly disappointing but expected given the recent decline in demand due to global uncertainty. They slightly missed on the topline but beat profitability expectations due to expense management. The uncertain macro conditions led management to reduce their guidance for the upcoming quarter. Management also indicated they expect to close the Sandisk acquisition ahead of schedule. Additionally, they announced that the Unisplendour, the Chinese company, was walking away from their planned investment in Western Digital but will go ahead with the JV arrangement. In the near term, we expect the secular trends in the PC market to continue to weigh on the Company’s profits. That being said, we believe that the Sandisk acquisition makes strategic sense and will help them double their market size. Historically, WDC has done an excellent job with acquisitions and we expect the same with this transaction. We also believe they will be able to take enough costs from the business to offset the secular demand declines in their end markets. Longer term, we believe the current valuation has tremendous upside and our thesis hasn’t changed.

Morgan Stanley (MS) was down 20% for the six months ended March 31, 2016. Share prices declined in accord with general weakness across the Financials sector during the quarter in response to lower-than- expected interest rates, significantly decreased IPO and M&A activity, and associated investor skepticism regarding a potential turnaround within the Company’s troubled Fixed Income division. Despite investor concerns over the near-term outlook for the Company, we believe Morgan Stanley has an attractive valuation and remains a premier investment bank with a strong management team that is expected to quickly address problems within the fixed-income division and its investment banking activity and overall share price should benefit from continued strength in the equity markets.

PVH (PVH) was down 32% for the six months ended March 31, 2016. PVH sold off due to currency headwinds and an accelerating promotional environment domestically. On their earnings call, the management team indicated that comp trends in North America have remained sluggish. Inventory is elevated in the channel, levels of promotions are high across the industry and management anticipates this pressure could linger through the first half of 2016. From a business model perspective, PVH is being hit more than most on FX given 65% of the Company’s profitability is denominated in currencies outside of the U.S. dollar. In addition, a large portion of its U.S. stores index to tourist traffic. While we believe there are no near-term catalysts in context of the aforementioned macro concerns, we would expect management to address their plans around their M&A strategy and organic growth.

We want to thank you for your investment and we look forward to continuing to serve you.

Eugene A. Profit
CEO & Portfolio Manager
Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

The Profit Fund vs S&P 500® Index
Sector Diversification
As of March 31, 2016
(Unaudited)

The Profit Fund

Top Ten Holdings
March 31, 2016
(Unaudited)

Security Description	% of Net Assets
Microsoft Corp.	4.9%
Apple, Inc.	4.2%
FedEx Corp.	3.2%
Eastman Chemical Co.	3.0%
Visa, Inc. - Class A	3.0%
Celgene Corp.	2.9%
General Electric Co.	2.9%
Danaher Corp.	2.9%
Home Depot, Inc. (The)	2.9%
Starbucks Corp.	2.9%

THE PROFIT FUND SCHEDULE OF INVESTMENTS March 31, 2016 (Unaudited)
Shares	Common Stocks — 98.4%	Value
	Consumer Discretionary — 24.7%
	Auto Components — 2.7%
5,830	Delphi Automotive plc	$437,367

	Automobiles — 1.9%
23,155	Ford Motor Co.	312,592

	Hotels, Restaurants & Leisure — 5.7%
7,833	Starbucks Corp.	467,630
5,647	Yum! Brands, Inc.	462,207
		929,837
	Multi-line Retail — 2.2%
4,409	Target Corp.	362,773

	Specialty Retail — 2.9%
3,522	Home Depot, Inc. (The)	469,940

	Textiles, Apparel & Luxury Goods — 9.3%
8,040	G-III Apparel Group Ltd. (a)	393,076
5,385	Michael Kors Holdings Ltd. (a)	306,730
7,150	NIKE, Inc. - Class B	439,510
5,654	VF Corp.	366,153
		1,505,469
	Consumer Staples — 8.0%
	Food & Staples Retailing — 2.4%
2,446	Costco Wholesale Corp.	385,441

	Food Products — 5.6%
4,794	Hershey Co. (The)	441,479
4,677	McCormick & Co., Inc.	465,268
		906,747
	Energy — 3.1%
	Oil, Gas & Consumable Fuels — 3.1%
4,095	Exxon Mobil Corp.	342,301
4,208	Marathon Petroleum Corp.	156,453
		498,754
	Financials — 8.3%
	Banks — 1.8%
6,065	Wells Fargo & Co.	293,303

	Capital Markets — 1.7%
10,845	Morgan Stanley	271,233

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.4% (Continued)	Value
	Financials — 8.3% (Continued)
	Consumer Finance — 2.2%
7,230	Discover Financial Services	$368,152

	Insurance — 2.6%
8,220	AmTrust Financial Services, Inc.	212,734
1	Berkshire Hathaway, Inc. - Class A (a)	213,450
		426,184
	Health Care — 12.9%
	Biotechnology — 5.2%
4,779	Celgene Corp. (a)	478,330
4,097	Gilead Sciences, Inc.	376,350
		854,680
	Health Care Providers & Services — 3.6%
3,617	Aetna, Inc.	406,370
2,770	MEDNAX, Inc. (a)	178,997
		585,367
	Pharmaceuticals — 4.1%
5,943	Mylan N.V. (a)	275,458
13,154	Pfizer, Inc.	389,885
		665,343
	Industrials — 13.1%
	Aerospace & Defense — 1.7%
2,812	United Technologies Corp.	281,481

	Air Freight & Logistics — 3.2%
3,176	FedEx Corp.	516,799

	Airlines — 2.3%
8,257	Southwest Airlines Co.	369,914

	Industrial Conglomerates — 5.8%
5,002	Danaher Corp.	474,490
14,946	General Electric Co.	475,133
		949,623
	Trading Companies & Distributors — 0.1%
603	Air Lease Corp.	19,368

	Information Technology — 23.9%
	Internet Software & Services — 3.9%
562	Alphabet, Inc. - Class A (a)	428,750
290	Alphabet, Inc. - Class C (a)	216,036
		644,786
	IT Services — 3.0%
6,346	Visa, Inc. - Class A	485,342

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.4% (Continued)	Value
	Information Technology — 23.9% (Continued)
	Semiconductors & Semiconductor Equipment — 1.6%
30,320	Cypress Semiconductor Corp.	$262,571

	Software — 9.0%
14,518	Microsoft Corp.	801,829
9,685	Oracle Corp.	396,213
14,859	Symantec Corp.	273,109
		1,471,151
	Technology Hardware, Storage & Peripherals — 6.4%
6,214	Apple, Inc.	677,264
7,639	Western Digital Corp.	360,866
		1,038,130
	Materials — 4.4%
	Chemicals — 3.0%
6,846	Eastman Chemical Co.	494,487

	Metals & Mining — 1.4%
24,100	Alcoa, Inc.	230,878

	Total Common Stocks (Cost $13,596,214)	$16,037,712

Shares	Money Market Funds — 1.5%	Value
122,409	Fidelity Institutional Money Market - Government Portfolio - Class I, 0.23% (b)	$122,409
122,409	Fidelity Institutional Money Market - Money Market Portfolio - Class I, 0.35% (b)	122,409
	Total Money Market Funds (Cost $244,818)	$244,818

	Total Investment Securities at Value — 99.9% (Cost $13,841,032)	$16,282,530

	Other Assets in Excess of Liabilities — 0.1%	10,429

	Net Assets — 100.0%	$16,292,959

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of March 31, 2016.
See accompanying notes to financial statements.

THE PROFIT FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$13,841,032
At value (Note 2)	$16,282,530
Receivable for capital shares sold	550
Dividends receivable	17,798
Receivable from Adviser (Note 4)	4,190
Other assets	27,187
TOTAL ASSETS	16,332,255

LIABILITIES
Payable for capital shares redeemed	17,897
Payable to administrator (Note 4)	7,045
Accrued distribution fees (Note 4)	6,355
Other accrued expenses	7,999
TOTAL LIABILITIES	39,296

NET ASSETS	$16,292,959

Net assets consist of:
Paid-in capital	$14,283,761
Accumulated net investment income	80,722
Accumulated net realized losses from security transactions	(513,022)
Net unrealized appreciation on investments	2,441,498
Net assets	$16,292,959

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	875,836

Net asset value, offering price, and redemption price per share (Note 2)	$18.60

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 (Unaudited)
INVESTMENT INCOME
Dividends	$203,255

EXPENSES
Investment advisory fees (Note 4)	60,970
Professional fees	25,352
Distribution expense (Note 4)	17,150
Accounting services fees (Note 4)	15,000
Administration fees (Note 4)	12,430
Registration and filing fees	9,409
Transfer agent fees (Note 4)	9,000
Insurance expense	7,392
Reports to shareholders	6,192
Compliance fees (Note 4)	6,000
Trustees’ fees (Note 4)	5,000
Custodian and bank service fees	4,310
Postage and supplies	3,329
Other expenses	5,387
TOTAL EXPENSES	186,921
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(77,174)
NET EXPENSES	109,747

NET INVESTMENT INCOME	93,508

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(512,868)
Net change in unrealized appreciation (depreciation) on investments	809,248

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	296,380

NET INCREASE IN NET ASSETS FROM OPERATIONS	$389,888

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
FROM OPERATIONS
Net investment income	$93,508	$11,833
Net realized gains (losses) from security transactions	(512,868)	1,448,621
Net change in unrealized appreciation (depreciation) on investments	809,248	(2,378,540)
Net increase (decrease) in net assets from operations	389,888	(918,086)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(24,572)	—
From net realized gains from security transactions	(1,443,897)	(3,443,131)
Decrease in net assets from distributions to shareholders	(1,468,469)	(3,443,131)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	645,189	4,692,126
Reinvestment of distributions to shareholders	1,465,916	3,433,694
Payments for shares redeemed	(984,221)	(1,501,297)
Net increase in net assets from capital share transactions	1,126,884	6,624,523

TOTAL INCREASE IN NET ASSETS	48,303	2,263,306

NET ASSETS
Beginning of period	16,244,656	13,981,350
End of period	$16,292,959	$16,244,656

ACCUMULATED NET INVESTMENT INCOME	$80,722	$11,786

CAPITAL SHARE ACTIVITY
Shares sold	33,695	217,171
Shares issued in reinvestment of distributions to shareholders	78,016	155,371
Shares redeemed	(51,107)	(64,804)
Net increase in shares outstanding	60,604	307,738
Shares outstanding, beginning of period	815,232	507,494
Shares outstanding, end of period	875,836	815,232

See accompanying notes to financial statements.

THE PROFIT FUND FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Six Months Ended March 31, 2016 (Unaudited)		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014		Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Net asset value at beginning of period	$19.93		$27.55	$24.60		$21.46	$16.32	$16.96

Income (loss) from investment operations:
Net investment income	0.11		0.01	0.00	(a)	0.08	0.04	0.00 (a)
Net realized and unrealized gains (losses) on investments	0.38		(0.87)	4.63		4.16	5.12	(0.64)
Total from investment operations	0.49		(0.86)	4.63		4.24	5.16	(0.64)

Less distributions:
From net investment income	(0.03)		—	(0.00	)(a)	(0.09)	(0.02)	—
From net realized gains from security transactions	(1.79)		(6.76)	(1.68)		(1.01)	—	—
Total distributions	(1.82)		(6.76)	(1.68)		(1.10)	(0.02)	—

Net asset value at end of period	$18.60		$19.93	$27.55		$24.60	$21.46	$16.32

Total return (b)	2.35	%(c)	(5.52%)	19.44%		20.85%	31.66%	(3.77%)

Net assets at end of period (000’s)	$16,293		$16,245	$13,981		$15,740	$12,631	$9,895

Ratio of total expenses to average net assets	2.30	%(e)	2.34%	2.21%		2.34%	2.34%	2.19%

Ratio of net expenses to average net assets (d)	1.35	%(e)	1.35%	1.35%		1.35%	1.35%	1.43%

Ratio of net investment income to average net assets (d)	1.15	%(e)	0.08%	0.00	%(f)	0.32%	0.19%	0.01%

Portfolio turnover rate	10	%(c)	54%	46%		44%	33%	37%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).
(e)	Annualized.
(f)	Percentage rounds to less than 0.01%.
See accompanying notes to financial statements.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Unaudited)

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Fund commenced the public offering of its shares on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors used in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of March 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,037,712	$—	$—	$16,037,712
Money Market Funds	244,818	—	—	244,818
Total	$16,282,530	$—	$—	$16,282,530

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of March 31, 2016, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of March 31, 2016. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the periods ended March 31, 2016 and September 30, 2015 was as follows:

Periods Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
March 31, 2016	$24,572	$1,443,897	$1,468,469
September 30, 2015	$109,197	$3,333,934	$3,443,131

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2016:

Cost of portfolio investments	$13,841,032
Gross unrealized appreciation	$3,394,242
Gross unrealized depreciation	(952,744)
Net unrealized appreciation	2,441,498
Accumulated ordinary income	80,722
Accumulated capital losses	(513,022)
Accumulated earnings	$2,009,198

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken or to be taken on federal income tax returns for the current and all open tax years (tax years ended September 30, 2012 through September 30, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $1,683,984 and $1,643,393, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

MANAGEMENT AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2017 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

net assets. Accordingly, the Adviser waived all of its investment advisory fees in the amount of $60,970 and reimbursed other operating expenses totaling $16,204 during the six months ended March 31, 2016.

OTHER SERVICE PROVIDERS

Under the terms of servicing agreements between the Fund and Ultimus, Ultimus provides administrative, pricing, accounting, compliance, dividend disbursing, shareholder servicing, and transfer agent services to the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of an underwriting agreement, the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus and receives fees from the Fund in accordance with such agreement.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $17,150 under the Plan during the six months ended March 31, 2016, representing 0.21% of the Fund’s average daily net assets.

COMPENSATION OF TRUSTEES

The Fund pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2015) and held until the end of the period (March 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,023.50	$6.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$6.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND APPROVAL OF MANAGEMENT AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of The Profit Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting held on November 19, 2015, at which all the Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Management Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Adviser were satisfactory.

The investment performance of the Fund and the Adviser. In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Russell 1000 Growth Index and averages of comparably managed mutual funds (all funds and funds of comparable size in the Morningstar Large Cap Growth category) over various periods ended September 30, 2015. The Independent Trustees considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies. The Independent Trustees noted that although the Fund’s performance for the 1-year period ended September 30, 2015 was below the average and median performance for Large Cap Growth funds with assets of $50 million or less, as reported by Morningstar, the Fund’s performance for the 5-year period ended September 30, 2015 was above the average and slightly below the median for those funds, and for the 10-year period ended September 30, 2015 exceeded that of the average and median for those funds. It was also noted that the Fund’s performance over the 1-, 5- and 10-year periods ended September 30, 2015 underperformed that of its benchmark, the S&P 500 Index. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to different fee structures for the other accounts. The Independent Trustees concluded that the Fund’s performance record has been satisfactory.

THE PROFIT FUND APPROVAL OF MANAGEMENT AGREEMENT (Unaudited) (Continued)

The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. They also compared the total operating expense ratio of the Fund with average expense ratios of representative funds. The Independent Trustees considered that, based on the comparative information provided, the management fee of 0.75% is below the average and the median management fees paid by other Large Cap Growth funds with net assets of $50 million or less. The Independent Trustees further noted that the Fund’s proposed overall expense ratio (after fee waivers and expense reimbursements) of 1.35% was above the average and above the median expense ratios for its peer group of Large Cap Growth funds of comparable size. The Independent Trustees took into account that the Adviser waived all of its management fees during the fiscal year ended September 30, 2015. The Independent Trustees noted that the Adviser has yet to recognize a consistent profit with respect to its services to the Fund. The Independent Trustees also reviewed and considered any differences about the services and fee rates offered to other clients of the Adviser with the same portfolio strategy. The Trustees considered that although the Fund was invested in the same portfolio strategy as the Adviser’s managed accounts, there were significant differences between the services provided by the Adviser to the Fund and those provided to the managed accounts. They acknowledged that the Fund, as a registered investment company, was more difficult, time consuming and expensive to manage than the Adviser’s managed accounts due to, among other things, the Fund’s regulatory and legal obligations. The Independent Trustees also reviewed the unaudited balance sheet of the Adviser as of December 31, 2014 and determined that the Adviser has the financial resources necessary to manage the Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of the Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to limit the overall expense ratio of the Fund at 1.35% until at least February 1, 2017, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that, over the life of the Fund, the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and has committed to continue to cap expenses of the Fund. The Independent Trustees discussed that, at current asset

THE PROFIT FUND APPROVAL OF MANAGEMENT AGREEMENT (Unaudited) (Continued)

levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

Conclusion. The Independent Trustees concluded that, based on the long-term performance of The Profit Fund, they believe that the Adviser has provided quality advisory services to The Profit Fund. The Independent Trustees further concluded that The Profit Fund’s management fee (0.75% per annum) and proposed expense ratio after fee waivers (1.35% per annum) are fair and reasonable given the quality of services provided by the Adviser, the relatively small size of The Profit Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

The Trustees, including all the Independent Trustees, concluded that approval of the continuance of the Management Agreement was in the best interests of The Profit Fund and its shareholders.

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PROFIT FUNDS INVESTMENT TRUST

7500 Old Georgetown Road, Suite 700

Bethesda, Maryland 20814

Board of Trustees

Eugene A. Profit

Kim Michele Keenan

Robert M. Milanicz

Investment Adviser

PROFIT INVESTMENT MANAGEMENT, LLC

7500 Old Georgetown Road, Suite 700

Bethesda, Maryland 20814

(301) 650-0059

Administrator/Transfer Agent

ULTIMUS FUND SOLUTIONS, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Shareholder Service

Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 25, 2016

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer and Principal Financial Officer

Date	May 25, 2016

* Print the name and title of each signing officer under his or her signature.